UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

☒ Filed by the Registrant	☐ Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under to § 240.14a‑12

Assembly Biosciences, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6 and 0-11

Your Vote Counts! ASSEMBLY BIOSCIENCES, INC. 2022 Annual Meeting Vote by May 24, 2022 11:59 PM ET. For shares held in a Plan, vote by May 22, 2022 11:59 PM ET. ASSEMBLY BIOSCIENCES, INC. 331 OYSTER POINT BLVD., FOURTH FLOOR SOUTH SAN FRANCISCO, CA 94080 D73802-P66587 You invested in ASSEMBLY BIOSCIENCES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 25, 2022. Get informed before you vote View the Notice of Assembly Biosciences, Inc.’s 2022 Annual Meeting of Stockholders and Proxy Statement and Annual Report for the fiscal year ended December 31, 2021 online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* May 25, 2022 8:00 A.M. PDT Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/ASMB2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1  (Company Logo)

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Directors Nominees: 1a. William R. Ringo, Jr. For 1b. Anthony E. Altig For 1c. Gina Consylman For 1d. Richard D. DiMarchi, Ph.D. For 1e. Sir Michael Houghton, Ph.D. For 1f. Lisa R. Johnson-Pratt, M.D. For 1g. Susan Mahony, Ph.D. For 1h. John G. McHutchison, A.O., M.D. For 2. Approval, on a non-binding advisory basis, of our named executive officers’ compensation. For 3. Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. For 4. Approval of an amendment to our 2018 Stock Incentive Plan to increase the number of shares reserved for issuance thereunder by 2,000,000 shares. For 5. Approval of an amendment and restatement of our Fifth Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 100,000,000 to 150,000,000. For For 6. Approval of a stock option exchange program for non-executive employees. NOTE: Your proxy holder will also vote in their discretion upon such other matters that may properly come before the meeting and any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D73803-P66587